                          NETWORK SYSTEMS CORPORATION
                            7600 BOONE AVENUE NORTH
                          MINNEAPOLIS, MINNESOTA 55428

      PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF
                                  STOCKHOLDERS

                            ON FEBRUARY 8, 1995

  The undersigned hereby appoints Michael F. G. Ashby and Malcolm Reid, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Network Systems Corporation held of record by the undersigned on January 6, 1995, at the special meeting of stockholders to be held on February 8, 1995, or any adjournment thereof.

  1. PROPOSAL TO APPROVE MERGER AGREEMENT

                 [_] FOR        [_] AGAINST        [_] ABSTAIN

  2. PROPOSAL TO ADJOURN MEETING TO PERMIT FURTHER SOLICITATION

                  [_] FOR       [_] AGAINST        [_] ABSTAIN
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  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

PLEASE SIGN EXACTLY AS NAME APPEARS BELOW.      When shares are held by joint
                                                tenants, both should sign. When
                                                signing as attorney, executor,
                                                administrator, trustee or
                                                guardian, please give full
                                                title. If stockholder is a
                                                corporation, please sign in full
                                                corporate name by President or
                                                other authorized officer. If a
                                                partnership, please sign in
                                                partnership name by an
                                                authorized person.


                                                _______________________________
                                                          (Signature)


                                                _______________________________
                                                          (Signature)

                                                DATED: __________________, 1995

                                                PLEASE MARK, SIGN, DATE AND
                                                MAIL THE PROXY CARD PROMPTLY

   NS2266
                                                USING THE RETURN ENVELOPE.